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                                                                   EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-24672.


                                      /s/ Arthur Andersen LLP

                                      ARTHUR ANDERSEN LLP

Cincinnati, Ohio
   June 26, 1997